UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2010

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Executive Officer.

On June 15, 2010, the Boards of Directors of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") and its principal subsidiary, Seacoast National Bank (the "Bank") appointed David D. Houdeshell, age 50, to serve as Chief Credit Officer of the Company and the Bank, replacing Jean Strickland in this role. Jean Strickland will continue to serve as Senior Vice President of the Company and as President and Chief Operating Officer of the Bank.

The creation of a separate position of Chief Credit Officer will enhance the Company’s management structure to allow for greater focus on credit risk management. Mr. Houdeshell will work with the credit risk committees of the Board of Directors of the Bank, and lead the credit risk management group. He will be responsible for all items associated with credit, including policy, underwriting, credit modeling and portfolio management.

Before joining Seacoast, Mr. Houdeshell served from April 2007 to May 2010 as Executive Vice President and Credit Administrative Executive of The South Financial Group in Greenville, South Carolina, a $12 billion commercial bank holding company. In this role, he had oversight and direction of credit administration policy and procedure development, credit monitoring, loan review, credit processes and technology initiatives. From October 2005 to March 2007, Mr. Houdeshell was Senior Vice President and Director of Credit Portfolio Risk Management at South Financial Group, charged with developing a credit risk management framework, enhancing portfolio quantitative analysis techniques and loan review. From July 2000 to August 2005, he was employed by Bombardier Capital, a $13 billion financial services entity of a global transportation manufacturer, serving in various capacities, including Chief Credit Officer from October 2001 to August 2005. As Chief Credit Officer at Bombardier Capital, he was responsible for oversight of credit risk management for aircraft and asset-based lending, equipment leases, inventory financing, consumer loans and mortgage servicing. Mr. Houdeshell received his B.S. from Florida State University and is a Graduate with Honors from Stonier Graduate School of Banking.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

June 21, 2010	By:	/s/Dennis S. Hudson, III

Name: Dennis S. Hudson, III
Title: Chairman and Chief Executive Officer